UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period :	November 1, 2014 — October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PARTX

Putnam Absolute Return 100 Fund®

Annual report
10 | 31 | 15

A world of investing.®

Putnam Investments

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 Fund®

Annual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	25

Federal tax information	70

About the Trustees	71

Officers	73

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Absolute Return 100 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Putnam Absolute Return 100 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

D. William Kohli
(industry since 1988)

Michael V. Salm
(industry since 1989)

Kevin F. Murphy
(industry since 1988)

Paul D. Scanlon, CFA
(industry since 1986)

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

Putnam Absolute Return 100 Fund has been less volatile than stocks and bonds.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–10/31/15

Treasury bills 0.05%
Putnam Absolute Return 100 Fund® 1.09%
Bonds 2.82%
Stocks 14.67%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 100 Fund
Absolute Return 100 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 100 Fund

Interview with your fund’s portfolio manager

Bill, what were some of the key developments influencing bond prices during the 12-month reporting period ended October 31, 2015?

Interest rates were volatile during the past 12 months, but ended lower than where they started, driven by periods of investor risk aversion that led to strong demand for longer-maturity U.S. Treasuries and other government securities. The yield on the benchmark 10-year U.S. Treasury began the period at 2.36%, moved lower through January, trended higher until late June, then generally declined over the remainder of the period. At period-end, the 10-year yield was 2.15%.

The early-period rate volatility was not surprising, given that the Federal Reserve had just ended its bond-buying program in October 2014 and the European Central Bank [ECB] officially announced its version of quantitative easing in January 2015. Market volatility was further fueled at various points during the period by unsteady commodity prices, uncertainty about the timing of a Fed rate increase, and concern about weak economic data overseas.

Uncertainty over Greece’s ability to secure a deal with its international creditors caused broad swings in global financial markets in June, and bonds suffered across the board. The negative effects caused by this lack of clarity lingered until August when eurozone

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/15. See pages 3, 4, and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Absolute Return 100 Fund	5

finance ministers approved an €86 billion [$96 billion] bailout package for Greece.

We saw a broad retreat from risk assets during August and September, resulting from concerns about slowing growth in China and the potential impact the slowdown there could have on other economies. Uncertainty about the strength of demand from the world’s second-largest economy and biggest importer of raw materials deepened a selloff in commodities. Investor anxieties were compounded in September when the Fed opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth. Worries about global spillover effects from weakness in China receded in October as the Chinese government announced additional stimulus measures. In addition, solid late-period readings on U.S. employment levels fueled a growing consensus that the Fed may implement a rate increase in the near future.

Turning to performance, the fund generated a slightly negative return at net asset value. What hampered performance?

Our interest-rate and yield-curve positioning was the primary detractor. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — negative on a net basis. Unfortunately, because rates declined across the intermediate- and longer-maturity

Allocations are shown as a percentage of the fund’s net assets as of 10/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6	Absolute Return 100 Fund

portions of the yield curve, this positioning worked against the fund’s results.

Which holdings aided the fund’s performance?

Corporate yield spreads — the yield advantage offered by corporate bonds over comparable maturity U.S. Treasuries — rose during much of the period, creating a challenging investment environment because prices fall as bond yields rise. Despite this backdrop, the fund benefited from solid security selection and sector allocation among investment-grade corporate bonds.

From a technical perspective, record-high levels of new investment-grade corporate bond issuance combined with outflows from bond funds disrupted the market’s supply-and-demand backdrop. Corporations issued bonds at current low interest rates primarily to finance mergers, acquisitions, and stock buybacks.

Elsewhere, a small allocation to emerging-market debt in Argentina was also additive. Argentina’s sovereign bonds rallied mostly due to indications that the country may be closer to reaching a settlement with its holdout creditors.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/15. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 100 Fund	7

How did you use derivatives during the period?

We used interest-rate swaps and Treasury bond futures to take tactical positions at various points along the yield curve and to hedge the fund’s duration and yield-curve positioning. We also employed interest-rate “swaptions” — which give us the option to enter into a swap contract — to hedge the portfolio’s interest-rate risk, to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations [CMOs], and to help manage downside risks. Lastly, we used credit default swaps to hedge credit and market risk, and to efficiently access specific issuers and market sectors.

What is your outlook for the coming months, and how have you positioned the fund?

We believe the U.S. economy has been returning to a more normal expansion following years of positive but tepid growth. The nation’s GDP grew at a 3.9% seasonally adjusted annual rate in the second quarter and 2.1% in the third quarter, which was stronger than the pace of growth in the first quarter of 2015. Shortly after the reporting period ended, the Bureau of Labor Statistics reported that 271,000 new nonfarm jobs were created in October, a level that was significantly greater than the market expected.

Given this economic backdrop, we think short-term interest rates have become too

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Absolute Return 100 Fund

low. Consequently, we believe the Fed is likely to begin raising the federal funds rate in the near future.

In light of our expectations for stronger growth and higher U.S. interest rates, our plan has been to keep the portfolio’s duration near zero. Following the recent volatility in riskier assets, it appears that the appetite for risk returned to the markets in October, as investors sought to capitalize on newly attractive entry points in various sectors. Against this backdrop, we have maintained our diversified mortgage and corporate credit exposure primarily through allocations to mezzanine commercial mortgage-backed securities and investment-grade corporate bonds. We continued to find prepayment risk attractive, given the prospect of higher interest rates, and continued to seek attractive opportunities in government-agency interest-only CMOs.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 100 Fund	9

IN THE NEWS

A robust employment picture bolstered the prospects for the U.S. Federal Reserve to raise interest rates. In a November release, the Labor Department estimated that, in October, 271,000 nonfarm jobs were added to the U.S. economy and that the unemployment rate hit a 7½-year low of 5.0%. This is a rate that many central bank officials regard as full employment in the sense that, with most job seekers employed, employers might bid up wages to fill new positions. Average hourly earnings have been rising, showing a 0.4% gain in October and a 2.5% gain over the past year. The Fed has held benchmark overnight rates in a 0%–0.25% range since December 2008 as the economy has recovered from the financial crisis. Many polls of economists predict that Fed policymakers will nudge up the federal funds rate by a quarter-point, placing it in the 0.25%–0.50% range by year’s end. Some investors are concerned that tighter monetary policy will dampen economic growth, but the Fed has communicated to markets that the pace of rate increases is likely to be gradual.

10	Absolute Return 100 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	8.42%	7.33%	6.46%	6.46%	3.09%	3.09%	7.98%	7.17%	6.62%	10.41%	10.35%	10.30%
Annual average	1.19	1.04	0.92	0.92	0.45	0.45	1.13	1.02	0.94	1.45	1.45	1.44

5 years	3.49	2.45	2.44	2.44	–0.31	–0.31	3.29	2.51	2.27	4.89	4.83	4.78
Annual average	0.69	0.49	0.48	0.48	–0.06	–0.06	0.65	0.50	0.45	0.96	0.95	0.94

3 years	2.62	1.59	1.99	1.99	0.37	0.37	2.48	1.71	1.95	3.46	3.41	3.36
Annual average	0.87	0.53	0.66	0.66	0.12	0.12	0.82	0.57	0.64	1.14	1.12	1.11

1 year	–0.49	–1.49	–0.64	–1.63	–1.20	–2.18	–0.53	–1.28	–0.67	–0.22	–0.22	–0.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 100 Fund	11

Comparative index returns For periods ended 10/31/15

	BofA Merrill Lynch	Barclays U.S. Aggregate
	U.S. Treasury Bill Index	Bond Index

Life of fund	1.00%	33.55%
Annual average	0.15	4.31

5 years	0.52	16.07
Annual average	0.10	3.03

3 years	0.26	5.02
Annual average	0.09	1.65

1 year	0.08	1.96

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,646 and $10,309, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $10,717. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $10,662, $11,041, $11,035, and $11,030, respectively.

12	Absolute Return 100 Fund

Fund price and distribution information For the 12-month period ended 10/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.130		$0.105	$0.049	$0.126		$0.112	$0.158	$0.158	$0.158

Capital gains	—		—	—	—		—	—	—	—

Total	$0.130		$0.105	$0.049	$0.126		$0.112	$0.158	$0.158	$0.158

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/14	$10.25	$10.35	$10.20	$10.15	$10.23	$10.31	$10.18	$10.32	$10.31	$10.29

10/31/15	10.07	10.17	10.03	9.98	10.05	10.13	10.00	10.14	10.13	10.11

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	8.20%	7.12%	6.25%	6.25%	2.99%	2.99%	7.77%	6.96%	6.41%	10.19%	10.14%	10.08%
Annual average	1.17	1.02	0.90	0.90	0.44	0.44	1.11	1.00	0.92	1.44	1.44	1.43

5 years	3.78	2.74	2.73	2.73	0.08	0.08	3.58	2.80	2.56	5.18	5.13	5.07
Annual average	0.74	0.54	0.54	0.54	0.02	0.02	0.71	0.55	0.51	1.02	1.01	0.99

3 years	2.62	1.59	1.99	1.99	0.37	0.37	2.48	1.71	1.84	3.46	3.41	3.35
Annual average	0.86	0.53	0.66	0.66	0.12	0.12	0.82	0.57	0.61	1.14	1.12	1.11

1 year	–0.69	–1.68	–0.94	–1.92	–1.39	–2.37	–0.73	–1.48	–0.97	–0.41	–0.51	–0.51

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Absolute Return 100 Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/14	0.65%	0.85%	1.40%	0.70%	0.90%	0.40%	0.40%	0.40%

Annualized expense ratio for
the six-month period ended
10/31/15*	0.65%	0.85%	1.40%	0.70%	0.90%	0.40%	0.40%	0.40%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.27	$4.27	$7.02	$3.52	$4.52	$2.01	$2.01	$2.01

Ending value (after expenses)	$993.10	$993.10	$990.10	$993.10	$992.10	$995.10	$994.10	$994.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Absolute Return 100 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.31	$4.33	$7.12	$3.57	$4.58	$2.04	$2.04	$2.04

Ending value (after expenses)	$1,021.93	$1,020.92	$1,018.15	$1,021.68	$1,020.67	$1,023.19	$1,023.19	$1,023.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Absolute Return 100 Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their

16	Absolute Return 100 Fund

properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Absolute Return 100 Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Absolute Return 100 Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

Absolute Return 100 Fund	19

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund pays a management fee at a fixed rate of 40 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This management contract was approved initially by the Trustees on December 14, 2012, and has been in effect since March 2013. Under your fund’s previous management contract, your fund had the benefit of breakpoints in its management fee schedule that provided shareholders with reduced fee levels as assets under management in the Putnam family of funds increased, but Putnam Management was not obligated to pay the fund’s organizational and other operating expenses out of the management fee. Because your fund’s new management contract had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structure, and

20	Absolute Return 100 Fund

the Trustees will examine the operation of this new management fee in future years in light of further experience.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the

Absolute Return 100 Fund	21

funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate

22	Absolute Return 100 Fund

whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2014. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Over the one-year, three-year and five-year periods, your fund’s class A shares’ gross return was positive, exceeded the return of its benchmark and exceeded the fund’s targeted annual return, which is the return of its benchmark plus 100 basis points. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership

Absolute Return 100 Fund	23

(“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24	Absolute Return 100 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 100 Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 100 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 100 Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 15, 2015

26	Absolute Return 100 Fund

The fund’s portfolio 10/31/15

CORPORATE BONDS AND NOTES (37.9%)*	Principal amount	Value

Banking (15.5%)
Abbey National Treasury Services PLC/United Kingdom
company guaranty sr. unsec. unsub. notes 1 3/8s, 2017
(United Kingdom)	$462,000	$462,015

ABN Amro Bank NV 144A sr. unsec. FRN 1.123s,
2016 (Netherlands)	2,000,000	2,006,298

American Express Bank FSB sr. unsec. FRN Ser. BKNT,
0.497s, 2017	586,000	582,452

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,159,000	1,164,348

Bank of America, NA unsec. sub. FRN Ser. BKNT, 0.617s, 2016	1,740,000	1,736,384

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	423,000	430,393

Bank of Nova Scotia (The) sr. unsec. unsub. FRN 0.737s,
2016 (Canada)	1,300,000	1,300,861

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	430,000	428,696

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	430,000	428,096

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
FRN 0.782s, 2016 (Japan)	1,000,000	1,000,282

BB&T Corp. unsec. sub. notes 5.2s, 2015	1,000,000	1,006,380

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	490,000	490,613

BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5s, 2021 (France)	600,000	672,402

BPCE SA company guaranty sr. unsec. FRN Ser. MTN, 1.57s,
2016 (France)	1,000,000	1,003,587

Branch Banking & Trust Co. unsec. sub. FRN 0.656s, 2016	250,000	249,525

Citigroup, Inc. sr. unsec. sub. FRN 0.603s, 2016	500,000	498,017

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	456,000	473,105

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	588,000	588,587

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	385,000	395,254

Credit Agricole SA/London 144A sr. unsec. FRN 1.481s, 2016
(United Kingdom)	1,950,000	1,956,683

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	449,000	482,404

Dexia Credit Local SA/New York 144A government guaranty sr.
unsec. unsub. notes 1 1/4s, 2016 (France)	2,000,000	2,006,810

Fifth Third Bancorp unsec. sub. FRB 0.765s, 2016	1,230,000	1,222,495

HBOS PLC unsec. sub. FRN Ser. EMTN, 1.032s, 2017
(United Kingdom)	1,000,000	992,566

HSBC Finance Corp. sr. unsec. unsub. FRN 0.754s, 2016	1,000,000	998,250

HSBC USA, Inc. sr. unsec. unsub. notes 2s, 2018	1,000,000	1,000,878

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	620,000	638,978

Intesa Sanpaolo SpA company guaranty sr. unsec. bonds 2 3/8s,
2017 (Italy)	1,500,000	1,507,748

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	428,000	431,623

Absolute Return 100 Fund	27

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value

Banking cont.
JPMorgan Chase Bank, NA unsec. sub. FRN 0.666s, 2016	$1,000,000	$998,306

KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN,
5.45s, 2016	1,115,000	1,131,376

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	447,000	449,771

Nordea Bank AB 144A sr. unsec. FRN 0.774s, 2016 (Sweden)	1,525,000	1,527,172

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	430,000	429,984

Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, 0.793s,
2016 (Canada)	1,000,000	1,001,788

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	435,000	441,404

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	500,000	517,500

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	1,535,000	1,594,452

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	250,000	254,660

Svenska Handelsbanken AB sr. unsec. FRN 0.795s,
2016 (Sweden)	1,000,000	1,001,546

UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	374,000	405,391

UBS AG/Stamford, CT unsec. sub. notes Ser. MTN, 5 7/8s, 2016	1,000,000	1,032,036

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	423,000	429,118

Westpac Banking Corp. sr. unsec. unsub. notes 1.55s,
2018 (Australia)	78,000	77,781

		37,448,015
Basic materials (0.7%)
Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	338,000	367,452

Corp Nacional del Cobre de Chile 144A sr. unsec. unsub. notes
3 7/8s, 2021 (Chile)	500,000	505,221

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	430,000	428,356

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	245,000	297,470

Southern Copper Corp. sr. unsec. unsub. notes 5 7/8s,
2045 (Peru)	200,000	174,500

		1,772,999
Capital goods (0.7%)
Boeing Co. (The) sr. unsec. bonds 8 3/4s, 2021	865,000	1,157,020

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	430,000	468,185

		1,625,205
Communication services (2.4%)
AT&T, Inc. sr. unsec. unsub. FRN 0.699s, 2016	1,000,000	999,760

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	1,000,000	980,878

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	430,000	432,095

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	430,000	458,171

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	313,000	355,738

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	815,000	823,096

28	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. FRN
1.867s, 2016	$1,000,000	$1,009,264

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	744,000	739,190

		5,798,192
Consumer cyclicals (4.3%)
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	423,000	423,336

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	365,000	404,220

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	100,000	109,213

Dollar General Corp. sr. unsec. notes 1 7/8s, 2018	300,000	298,882

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN 1.561s, 2016	1,000,000	1,002,808

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021	1,475,000	1,681,322

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 3.157s, 2020	2,000,000	2,020,582

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.1s, 2019	2,000,000	2,006,630

Lender Processing Services, Inc./Black Knight Lending
Solutions, Inc. company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	492,000	514,140

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 3.3s, 2020	1,010,000	1,027,805

Volkswagen International Finance NV 144A company guaranty
sr. unsec. FRN 0.764s, 2016 (Germany)	1,000,000	972,028

		10,460,966
Consumer finance (0.9%)
Air Lease Corp. sr. unsec. notes 2 5/8s, 2018	1,385,000	1,379,418

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	370,000	358,947

American Express Co. sr. unsec. notes 7s, 2018	286,000	321,066

American Express Co. sr. unsec. notes 6.15s, 2017	174,000	188,081

		2,247,512
Consumer staples (2.1%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	430,000	425,406

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. FRN 0.513s, 2017	700,000	697,717

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	958,000	1,093,911

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	283,000	295,381

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	320,000	320,143

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	430,000	435,859

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	1,030,000	1,122,672

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	202,000	202,534

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	427,000	428,951

		5,022,574
Energy (2.4%)
BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	430,000	434,178

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	430,000	452,456

Absolute Return 100 Fund	29

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value

Energy cont.
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	$423,000	$423,214

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017	430,000	427,463

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	25,000	28,597

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)	350,000	349,125

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)	490,000	393,235

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	1,500,000	1,600,608

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	185,000	177,354

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	430,000	439,712

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	462,000	488,939

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 0 5/8s, 2015 (Netherlands)	125,000	125,028

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	423,000	426,376

		5,766,285
Financial (2.1%)
GE Capital International Funding Co. 144A company guaranty
sr. unsec. notes 0.964s, 2016 (Ireland)	1,186,000	1,185,766

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	229,000	232,568

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	1,977,000	2,311,607

Morgan Stanley sr. unsec. notes 4 3/4s, 2017	1,204,000	1,257,996

		4,987,937
Health care (2.4%)
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	385,000	388,652

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
1.85s, 2017 (Luxembourg)	2,000,000	2,006,762

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	430,000	435,584

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	430,000	467,294

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	730,000	742,210

Johnson & Johnson sr. unsec. notes 5.15s, 2018	269,000	297,273

Mylan NV company guaranty sr. unsec. notes 1.8s, 2016	1,000,000	999,345

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	192,000	211,034

Zoetis, Inc. sr. unsec. notes 1.15s, 2016	265,000	265,023

		5,813,177
Insurance (1.3%)
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038	235,000	261,438

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	430,000	445,049

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	1,180,000	1,303,194

Metropolitan Life Global Funding I 144A notes 3s, 2023	790,000	786,011

Principal Life Global Funding II 144A notes 1s, 2015	260,000	260,140

		3,055,832

30	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value

Investment banking/Brokerage (0.1%)
Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	$324,000	$315,476

		315,476
Real estate (0.5%)
Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	550,000	527,012

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	130,000	131,762

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	130,000	130,547

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	389,000	387,983

		1,177,304
Technology (0.4%)
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	430,000	427,336

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	430,000	431,868

		859,204
Transportation (0.4%)
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	641,600	663,222

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	42,519	43,741

Federal Express Corp. 2012 Pass Through Trust 144A notes
2 5/8s, 2018	260,361	262,466

		969,429
Utilities and power (1.7%)
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	289,000	334,139

Dayton Power & Light Co. (The) sr. bonds 1 7/8s, 2016	1,500,000	1,506,960

Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	260,000	258,050

IPALCO Enterprises, Inc. sr. notes 5s, 2018	277,000	292,235

PPL WEM, Ltd./Western Power Distribution, Ltd. 144A sr.
unsec. unsub. notes 3.9s, 2016 (United Kingdom)	980,000	991,391

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	654,000	795,509

		4,178,284

Total corporate bonds and notes (cost $91,334,766)		$91,498,391

MORTGAGE-BACKED SECURITIES (30.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (3.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 23.702s, 2035	$28,063	$43,565
Ser. 2430, Class UD, 6s, 2017	15,653	16,055
Ser. 3724, Class CM, 5 1/2s, 2037	70,348	78,659
Ser. 2533, Class HB, 5 1/2s, 2017	36,140	37,372
Ser. 3331, Class NV, 5s, 2029	187,455	190,616
Ser. 2513, Class DB, 5s, 2017	21,390	21,922
Ser. 3539, Class PM, 4 1/2s, 2037	63,471	67,275
Ser. 311, IO, 3 1/2s, 2043	1,479,874	307,074
Ser. 3805, Class AK, 3 1/2s, 2024	75,442	77,286
Ser. 3876, Class CA, 2 3/4s, 2026	74,196	75,682
Ser. 3683, Class JH, 2 1/2s, 2023	16,835	16,900
Ser. 3609, Class LK, 2s, 2024	410,144	414,514
FRB Ser. T-8, Class A9, IO, 0.469s, 2028	133,114	1,830

Absolute Return 100 Fund	31

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
FRB Ser. T-59, Class 1AX, IO, 0.272s, 2043	$318,261	$3,817
Ser. T-48, Class A2, IO, 0.212s, 2033	477,227	4,567
Ser. 3835, Class FO, PO, zero %, 2041	2,030,061	1,783,673

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.812s, 2031	83,760	98,140
IFB Ser. 05-75, Class GS, 19.659s, 2035	198,928	276,925
IFB Ser. 11-4, Class CS, 12.506s, 2040	287,652	351,262
Ser. 06-124, Class A, 5 5/8s, 2036	29,217	29,928
Ser. 05-68, Class PC, 5 1/2s, 2035	49,245	52,604
Ser. 02-65, Class HC, 5s, 2017	10,670	10,834
Ser. 09-100, Class PA, 4 1/2s, 2039	16,891	17,230
Ser. 11-60, Class PA, 4s, 2039	44,625	46,420
Ser. 03-43, Class YA, 4s, 2033	327,643	335,644
Ser. 11-89, Class VA, 4s, 2023	102,751	102,963
Ser. 04-2, Class QL, 4s, 2019	143,912	148,791
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,165,031	428,313
Ser. 10-155, Class A, 3 1/2s, 2025	42,993	44,195
Ser. 10-81, Class AP, 2 1/2s, 2040	142,776	144,836
FRB Ser. 03-W10, Class 1, IO, 0.804s, 2043	61,677	1,140
Ser. 98-W2, Class X, IO, 0.694s, 2028	822,621	40,103
Ser. 98-W5, Class X, IO, 0.603s, 2028	244,178	11,904

Government National Mortgage Association
Ser. 14-163, Class NI, IO, 5s, 2044	1,120,198	225,395
Ser. 13-20, Class QI, IO, 4 1/2s, 2042	6,093,417	1,149,202
Ser. 09-32, Class AB, 4s, 2039	41,503	43,810
Ser. 13-23, Class IK, IO, 3s, 2037	13,570,412	1,731,313
Ser. 10-151, Class KO, PO, zero %, 2037	226,802	204,991

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	46,281	—
FRB Ser. 98-2, IO, 1.043s, 2027	29,430	—
FRB Ser. 99-2, IO, 0.827s, 2027	65,096	570
FRB Ser. 98-3, IO, zero %, 2027	33,841	—

		8,637,320
Commercial mortgage-backed securities (21.9%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	300,000	301,814
Ser. 06-6, Class A2, 5.309s, 2045	39,165	39,286
FRB Ser. 07-1, Class XW, IO, 0.33s, 2049	785,278	4,458

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 04-3, Class D, 5.346s, 2039	626,000	627,559
FRB Ser. 04-4, Class D, 5.073s, 2042	200,000	202,625

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.171s, 2042	204,327	163

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566s, 2045 F	534,000	529,635
Ser. 05-PWR9, Class AJ, 4.985s, 2042	34,845	34,797

32	Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.522s, 2039	$976,000	$974,175

Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026s, 2047	486,000	510,990

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.874s, 2047	11,169,776	471,253

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	602,000	608,586
Ser. 06-C8, Class AJ, 5.377s, 2046	1,044,000	1,042,330
FRB Ser. 14-CR18, Class C, 4.738s, 2047	1,407,000	1,438,845
FRB Ser. 13-LC13, Class XA, IO, 1.409s, 2046	6,293,843	390,911
FRB Ser. 14-CR17, Class XA, IO, 1.195s, 2047	5,761,658	377,696

COMM Mortgage Trust 144A FRB Ser. 07-C9, Class AJFL,
0.885s, 2049	1,500,000	1,477,545

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.068s, 2041	500,000	516,495

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	146,098	154,134
FRB Ser. 03-C3, Class AX, IO, 1.955s, 2038	443,941	41

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	319,444	319,444

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.422s, 2044	1,073,000	1,125,792

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	120,987	119,475

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.527s, 2048	972,000	928,182

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.035s, 2045	2,410,822	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.284s, 2044	1,128,000	1,129,410

GE Commercial Mortgage Corp. Trust Ser. 07-C1, Class A3,
5.481s, 2049	486,154	487,106

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.627s, 2046	3,584,231	306,810

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10,
Class D, 4.411s, 2046	1,219,000	1,126,466

GS Mortgage Securities Trust
Ser. 06-GG8, Class AJ, 5.622s, 2039	283,000	285,121
FRB Ser. 13-GC12, Class XA, IO, 1.74s, 2046	8,356,318	676,187
FRB Ser. 14-GC22, Class XA, IO, 1.074s, 2047	6,993,782	444,860
FRB Ser. 14-GC24, Class XA, IO, 0.886s, 2047	8,704,533	466,754

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.631s, 2045	489,000	505,616
FRB Ser. 11-GC3, Class D, 5.555s, 2044	258,000	272,445
FRB Ser. 14-GC18, Class D, 4.948s, 2047	520,000	467,696
FRB Ser. 14-GC26, Class D, 4.511s, 2047	456,000	388,954
FRB Ser. 13-GC12, Class D, 4.476s, 2046	1,190,000	1,110,853

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.42s, 2047	326,000	318,795

Absolute Return 100 Fund	33

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051	$204,618	$211,718
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051	343,500	350,999
FRB Ser. 06-LDP6, Class B, 5.56s, 2043	475,000	472,132
FRB Ser. 05-LDP5, Class F, 5.546s, 2044	620,000	620,475
FRB Ser. 05-CB11, Class C, 5.501s, 2037	500,000	523,150
Ser. 06-LDP8, Class AJ, 5.48s, 2045	2,051,000	2,055,348
Ser. 04-LN2, Class A2, 5.115s, 2041	36,825	36,866
FRB Ser. 13-C10, Class C, 4.156s, 2047	300,000	295,380
FRB Ser. 12-C6, Class XA, IO, 1.871s, 2045	4,616,770	356,946
FRB Ser. 13-C10, Class XA, IO, 1.274s, 2047	9,421,104	573,095

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.549s, 2046	1,293,000	1,360,883
FRB Ser. 12-C6, Class E, 5.198s, 2045	1,330,000	1,318,030

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.756s, 2039	447,000	446,844
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	350,000	360,328
Ser. 06-C7, Class A2, 5.3s, 2038	248,822	249,094
Ser. 04-C8, Class F, 5.005s, 2039	206,323	207,767
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	891,107	6,420

LSTAR Commercial Mortgage Trust 144A
FRB Ser. 15-3, Class B, 3.357s, 2048	1,713,000	1,569,245
FRB Ser. 15-3, Class C, 3.357s, 2048	338,000	281,753

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.837s, 2050	169,899	170,051
Ser. 04-KEY2, Class D, 5.046s, 2039	416,000	412,992

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC,
IO, 0.046s, 2043	2,803,679	30

ML-CFC Commercial Mortgage Trust
FRB Ser. 06-2, Class AM, 5.886s, 2046	431,000	440,318
Ser. 06-3, Class AJ, 5.485s, 2046	887,000	889,510

ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4,
Class XC, IO, 0.612s, 2049	44,445,797	100,003

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C7, Class XA, IO, 1.67s, 2046	13,456,835	1,021,374
FRB Ser. 14-C17, Class XA, IO, 1.275s, 2047	14,222,052	982,175

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.897s, 2047	750,000	683,281
FRB Ser. 13-C12, Class D, 4.767s, 2046	424,000	402,560
FRB Ser. 12-C6, Class XA, IO, 2.086s, 2045	10,385,694	826,701
FRB Ser. 13-C7, Class XB, IO, 0.371s, 2046	24,165,000	568,578

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.645s, 2042	502,000	529,168
Ser. 07-IQ14, Class A2, 5.61s, 2049	140,823	140,897
Ser. 07-HQ11, Class AJ, 5.508s, 2044	279,000	279,823

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.178s, 2049	301,000	312,160

34	Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	$407,159	$408,177

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049	300,000	316,791
FRB Ser. 13-C6, Class D, 4.494s, 2046	665,000	623,976
FRB Ser. 12-C4, Class XA, IO, 1.822s, 2045	6,662,991	596,685
FRB Ser. 12-C2, Class XA, IO, 1.72s, 2063	14,596,842	969,330

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.72s, 2043	853,000	863,918
Ser. 06-C24, Class AJ, 5.658s, 2045	338,000	339,386
FRB Ser. 06-C29, IO, 0.378s, 2048	33,737,442	99,188

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 07-C31, IO, 0.211s, 2047	83,063,119	207,658

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12,
Class C, 4.299s, 2046	500,000	498,820

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.299s, 2046	1,250,000	1,176,666

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	212,000	216,600
Ser. 13-C18, Class AS, 4.387s, 2046	491,000	530,167
Ser. 13-UBS1, Class AS, 4.306s, 2046	305,000	327,515
Ser. 13-C12, Class AS, 3.56s, 2048	384,000	394,383
FRB Ser. 13-C17, Class XA, IO, 1.565s, 2046	4,861,196	349,520
FRB Ser. 13-C14, Class XA, IO, 0.898s, 2046	9,281,551	430,571

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.634s, 2044	1,155,000	1,220,812
FRB Ser. 11-C2, Class D, 5.469s, 2044	1,074,000	1,141,501
FRB Ser. 11-C4, Class D, 5.265s, 2044	1,045,000	1,110,051
FRB Ser. 11-C4, Class E, 5.265s, 2044	285,000	301,217
FRB Ser. 13-C15, Class D, 4.481s, 2046	920,000	845,283
FRB Ser. 12-C10, Class D, 4.456s, 2045	279,000	262,434
FRB Ser. 12-C10, Class XA, IO, 1.765s, 2045	4,400,830	376,183
FRB Ser. 13-C12, Class XA, IO, 1.469s, 2048	1,543,602	109,387

		52,955,617
Residential mortgage-backed securities (non-agency) (4.7%)
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, 1.268s, 2046	410,000	315,077

BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.352s, 2036	500,000	421,540

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.162s, 2046	2,326,677	1,849,709
FRB Ser. 05-38, Class A3, 0.547s, 2035	261,196	225,804
FRB Ser. 05-59, Class 1A1, 0.524s, 2035	726,879	578,539
FRB Ser. 06-OC2, Class 2A3, 0.487s, 2036	140,649	125,881
FRB Ser. 06-OA2, Class A5, 0.424s, 2046	1,374,210	1,058,142
FRB Ser. 06-OC8, Class 2A2A, 0.317s, 2036	283,675	273,746

Countrywide Asset-Backed Certificates Trust FRB Ser. 05-2,
Class M4, 1.262s, 2035 F	395,000	343,650

CSMC Trust 144A
FRB Ser. 11-6R, Class 3A7, 2.923s, 2036	490,000	260,514
FRB Ser. 09-13R, Class 3A2, 2.306s, 2036	384,135	228,560

Absolute Return 100 Fund	35

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
GSAA Trust FRB Ser. 05-8, Class M1, 0.687s, 2035	$350,000	$262,500

GSAMP Trust FRB Ser. 06-NC1, Class M1, 0.557s, 2036	350,000	248,500

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4,
Class CB1, 0.598s, 2047	1,265,000	1,012,000

MortgageIT Trust FRB Ser. 05-1, Class 1M1, 0.917s, 2035	785,590	742,081

Nomura Home Equity Loan, Inc., Home Equity Loan Trust
Ser. 06-WF1, Class M2, 0.487s, 2036	620,000	461,900

Nomura Resecuritization Trust 144A FRB Ser. 15-4R,
Class 1A14, 0.404s, 2047	1,000,000	577,500

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.177s, 2034	539,739	507,355
FRB Ser. 05-AR17, Class A1B2, 0.607s, 2045	1,327,871	1,148,609
FRB Ser. 05-AR13, Class A1B3, 0.557s, 2045	643,254	577,320

		11,218,927

Total mortgage-backed securities (cost $73,297,528)		$72,811,864

ASSET-BACKED SECURITIES (6.4%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017	$3,166,000	$3,166,000
FRB Ser. 15-2, Class A, 1.235s, 2017	2,342,000	2,342,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016	9,902,000	9,902,000

Total asset-backed securities (cost $15,410,000)		$15,410,000

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.2%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (5.2%)
Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018	$19,876	$20,517

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017	123,223	128,020
4 1/2s, August 1, 2018	16,553	17,160

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019	52,072	54,449
4 1/2s, TBA, November 1, 2045	1,000,000	1,083,594
4s, TBA, November 1, 2045	1,000,000	1,064,609
3s, TBA, December 1, 2045	5,000,000	5,043,360
3s, TBA, November 1, 2045	5,000,000	5,054,297

		12,466,006

Total U.S. government and agency mortgage obligations (cost $12,492,815)		$12,466,006

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020 ∆	$58,000	$59,269

Total U.S. treasury obligations (cost $57,974)		$59,269

MUNICIPAL BONDS AND NOTES (0.7%)*	Principal amount	Value

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC),
0.26s, 10/1/27	$1,700,000	$1,700,000

Total municipal bonds and notes (cost $1,700,000)		$1,700,000

36	Absolute Return 100 Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.6%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s,
2017 (Argentina) (In default) †	$500,000	$547,500

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)	600,000	631,500

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	200,000	209,300

Total foreign government and agency bonds and notes (cost $1,285,435)		$1,388,300

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$9,688,500	$48

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	5,087,700	1,730

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	574,800	33,695

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	574,800	18,633

Goldman Sachs International
2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	5,188,000	32,891

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	14,768,800	22,153

1.36/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.36	9,814,700	10,305

1.285/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.285	9,814,700	5,104

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	232,800	3,092

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	5,087,700	1,323

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	5,188,000	519

JPMorgan Chase Bank N.A.
(2.148)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.148	4,907,400	25,322

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	6,126,800	14,398

1.898/3 month USD-LIBOR-BBA/Nov-25	Nov-15/1.898	4,907,400	9,128

Total purchased swap options outstanding (cost $316,293)			$178,341

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$1,000,000	$5,482

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	1,000,000	4,851

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	1,000,000	4,207

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	1,000,000	3,584

Total purchased options outstanding (cost $50,626)			$18,124

Absolute Return 100 Fund	37

SHORT-TERM INVESTMENTS (24.8%)*	Principal amount/shares		Value

Agrium, Inc. commercial paper with a yield of 0.45%,
November 18, 2015		$1,500,000	$1,499,681

Airgas, Inc. commercial paper with a yield of 0.52%,
December 9, 2015		1,500,000	1,499,177

Albemarle Corp. commercial paper with a yield of 0.79%,
November 2, 2015		1,500,000	1,499,967

AXA Financial, Inc. commercial paper with a yield of 0.22%,
November 23, 2015		1,500,000	1,499,798

Bacardi Corp. 144A commercial paper with a yield of 0.46%,
November 12, 2015		1,500,000	1,499,789

Banco Bilbao Vizcaya/NY FRN certificate of deposit with
a yield of 1.17%, May 16, 2016		1,000,000	997,841

BASF SE commercial paper with a yield of 0.34%,
December 21, 2015		1,500,000	1,499,292

Baxter International, Inc. commercial paper with a yield
of 0.40%, November 19, 2015		1,500,000	1,499,700

Bell Canada commercial paper with a yield of 0.42%,
November 5, 2015		1,500,000	1,499,930

Brookfield US Holdings, Inc. commercial paper with a yield
of 0.46%, November 13, 2015		1,500,000	1,499,770

Cox Enterprises, Inc. commercial paper with a yield of 0.46%,
November 3, 2015		1,500,000	1,499,962

DTE Electric Co. commercial paper with a yield of 0.30%,
November 12, 2015		1,500,000	1,499,863

Duke Energy Corp. 144A commercial paper with a yield
of 0.41%, November 16, 2015		1,500,000	1,499,744

ERAC USA Finance, LLC commercial paper with a yield
of 0.43%, November 24, 2015		1,500,000	1,499,588

Harley-Davidson Financial Services commercial paper with
a yield of 0.30%, November 20, 2015		1,500,000	1,499,763

Kroger Co. (The) commercial paper with a yield of 0.33%,
November 23, 2015		1,500,000	1,499,698

Macy’s Retail Holdings, Inc. commercial paper with a yield
of 0.37%, November 2, 2015		1,500,000	1,499,985

Marsh & McLennan Cos., Inc. commercial paper with a yield
of 0.37%, November 5, 2015		1,500,000	1,499,938

Monsanto Co. commercial paper with a yield of 0.56%,
November 17, 2015		1,500,000	1,499,627

Putnam Short Term Investment Fund 0.15% L	Shares	21,277,630	21,277,630

TransCanada American Investments Ltd. commercial paper
with a yield of 0.43%, November 20, 2015		$1,500,000	1,499,660

U.S. Treasury Bills 0.01%, January 21, 2016 ∆		110,000	109,984

U.S. Treasury Bills 0.03%, February 4, 2016 ∆		5,000	4,999

U.S. Treasury Bills 0.06%, February 18, 2016 ∆		239,000	238,947

U.S. Treasury Bills 0.07%, April 7, 2016 # ∆ §		1,523,000	1,521,937

U.S. Treasury Bills 0.09%, January 14, 2016 ∆ §		2,155,000	2,154,644

U.S. Treasury Bills 0.11%, April 21, 2016 # ∆ §		316,000	315,696

U.S. Treasury Bills 0.15%, February 11, 2016 ∆ §		313,000	312,929

Viacom, Inc. commercial paper with a yield of 0.41%,
November 12, 2015		1,500,000	1,499,812

38	Absolute Return 100 Fund

SHORT-TERM INVESTMENTS (24.8%)* cont.	Principal amount/shares	Value

Whirlpool Corp. commercial paper with a yield of 0.52%,
December 11, 2015	$1,500,000	$1,499,133

WPP CP, LLC commercial paper with a yield of 0.45%,
November 10, 2015	1,500,000	1,499,831

Total short-term investments (cost $59,930,386)		$59,928,315

TOTAL INVESTMENTS

Total investments (cost $255,875,823)		$255,458,610

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $241,306,072.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $22,373,081 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Absolute Return 100 Fund	39

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/15

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	10	$1,564,375	Dec-15	$(11,208)

U.S. Treasury Bond Ultra
30 yr (Long)	1	159,750	Dec-15	421

U.S. Treasury Note 10 yr (Short)	6	766,125	Dec-15	4,207

U.S. Treasury Note 5 yr (Short)	13	1,557,055	Dec-15	(2,131)

U.S. Treasury Note 2 yr (Short)	6	1,311,938	Dec-15	173

Total				$(8,538)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $3,256,565)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$9,688,500	$10

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	2,422,125	121

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	5,087,700	356

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	5,087,700	661

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	574,800	55,197

Goldman Sachs International
(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	232,800	526

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	10,175,400	712

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	2,594,000	2,957

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	14,768,800	5,760

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	14,768,800	12,110

(1.435)/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.435	9,814,700	19,139

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	2,594,000	52,217

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	6,126,800	5,147

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	6,126,800	9,129

(2.023)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	2,453,700	11,974

2.023/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	2,453,700	27,089

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	2,117,746

Total			$2,320,851

40	Absolute Return 100 Fund

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $50,313)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$1,000,000	$2,071

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	1,000,000	1,927

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	1,000,000	1,791

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	1,000,000	1,604

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	1,000,000	787

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	1,000,000	645

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	1,000,000	607

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	1,000,000	516

Total			$9,948

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.
2.00/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.00	$4,907,400	$(19,630)	$1,472

(2.238)/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.238	4,907,400	(19,630)	(5,791)

2.119/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	2,453,700	19,630	4,228

(2.119)/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	2,453,700	19,630	(3,065)

Citibank, N.A.
1.475/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.475	4,907,400	(13,005)	245

1.399/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.399	4,907,400	(7,361)	147

(1.551)/3 month USD-LIBOR-BBA/
Nov-20 (Written)	Nov-15/1.551	4,907,400	20,366	(1,227)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	653,200	(16,005)	(124)

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	653,200	(16,597)	(2,469)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	1,265,300	(8,366)	(3,339)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	2,530,500	(17,777)	(7,715)

Absolute Return 100 Fund	41

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15 cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	$653,200	$(17,380)	$(8,469)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	653,200	(18,290)	(10,521)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	2,861,000	18,954	15,238

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	2,861,000	18,290	13,876

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	5,061,000	16,195	1,721

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	2,530,500	7,748	582

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	2,861,000	16,472	(4,463)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	2,861,000	16,308	(7,582)

Total			$(448)	$(17,256)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/15 (proceeds receivable $5,079,961)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
November 1, 2045	$5,000,000	11/12/15	$5,054,297

Total			$5,054,297

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,134,000	$(5,905)	9/30/25	3 month USD-	2.1575%	$6,659
			LIBOR-BBA

1,134,000	15,528	9/30/25	2.3975%	3 month USD-	(22,314)
				LIBOR-BBA

1,134,000	(9,987)	9/30/25	3 month USD-	2.2775%	15,217
			LIBOR-BBA

5,188,000	(30,418)	10/9/25	3 month USD-	2.155%	22,507
			LIBOR-BBA

2,594,000	30,316	10/9/25	2.3225%	3 month USD-	(36,466)
				LIBOR-BBA

2,594,000	(17,204)	10/28/25	3 month USD-	2.055%	(18,054)
			LIBOR-BBA

1,297,000	16,527	10/28/25	2.235%	3 month USD-	(4,692)
				LIBOR-BBA

5,188,000	(37,422)	10/28/25	3 month USD-	2.0775%	(28,300)
			LIBOR-BBA

42	Absolute Return 100 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$2,594,000	$36,022	10/28/25	2.2625%	3 month USD-	$(13,029)
				LIBOR-BBA

2,594,000	(16,895)	10/29/25	3 month USD-	2.12%	(1,993)
			LIBOR-BBA

1,297,000	16,844	10/29/25	2.31%	3 month USD-	(13,466)
				LIBOR-BBA

3,891,000	(24,565)	10/27/25	3 month USD-	2.07125%	(19,731)
			LIBOR-BBA

1,945,500	24,488	10/27/25	2.25%	3 month USD-	(10,170)
				LIBOR-BBA

46,709,000 E	229,423	12/16/17	1.25%	3 month USD-	(78,762)
				LIBOR-BBA

7,023,000 E	42,552	12/16/25	2.35%	3 month USD-	(124,019)
				LIBOR-BBA

1,945,500	16,122	9/29/25	2.235%	3 month USD-	(19,447)
				LIBOR-BBA

648,500	12,948	9/29/45	2.703%	3 month USD-	(12,773)
				LIBOR-BBA

49,774,000 E	98,125	12/16/20	1.70%	3 month USD-	(264,877)
				LIBOR-BBA

1,160,000 E	3,459	12/16/45	3 month USD-	2.70%	42,623
			LIBOR-BBA

858,000	(12)	9/29/25	2.162%	3 month USD-	(9,882)
				LIBOR-BBA

728,000	(10)	9/30/25	2.07%	3 month USD-	(2,161)
				LIBOR-BBA

4,445,000	(17)	10/7/17	3 month USD-	0.72225%	(8,231)
			LIBOR-BBA

4,445,000	(17)	10/7/17	3 month USD-	0.71967%	(8,461)
			LIBOR-BBA

4,445,000	(17)	10/7/17	3 month USD-	0.72163%	(8,286)
			LIBOR-BBA

4,844,000	(39)	10/7/20	1.3645%	3 month USD-	25,086
				LIBOR-BBA

1,068,000	(14)	10/7/25	2.0085%	3 month USD-	3,487
				LIBOR-BBA

341,000	(12)	10/7/45	2.54395%	3 month USD-	(1,304)
				LIBOR-BBA

887,800	(7)	10/19/20	1.345%	3 month USD-	5,995
				LIBOR-BBA

887,800	(7)	10/19/20	1.34757%	3 month USD-	5,883
				LIBOR-BBA

903,900	(7)	10/19/20	1.35331%	3 month USD-	5,738
				LIBOR-BBA

Absolute Return 100 Fund	43

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,171,400	$(15)	10/28/25	2.013%	3 month USD-	$4,929
				LIBOR-BBA

389,100	(5)	10/28/25	2.044%	3 month USD-	519
				LIBOR-BBA

Total	$399,779				$(567,775)

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$2,939	$43,000	5/11/63	300 bp	$2,384
Index

CMBX NA BBB–	BBB–/P	5,604	93,000	5/11/63	300 bp	4,403
Index

CMBX NA BBB–	BBB–/P	11,483	186,000	5/11/63	300 bp	9,080
Index

CMBX NA BBB–	BBB–/P	10,944	192,000	5/11/63	300 bp	8,464
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	16,962	153,000	5/11/63	300 bp	14,985
Index

Credit Suisse International
CMBX NA BB Index	—	(26,087)	1,478,000	5/11/63	(500 bp)	(2,398)

CMBX NA BBB–	BBB–/P	6,693	611,000	5/11/63	300 bp	(1,199)
Index

CMBX NA BBB–	BBB–/P	22,336	1,543,000	5/11/63	300 bp	2,406
Index

CMBX NA BBB–	BBB–/P	32,335	2,462,000	5/11/63	300 bp	534
Index

CMBX NA BBB–	BBB–/P	3,461	86,000	1/17/47	300 bp	493
Index

CMBX NA BBB–	BBB–/P	3,595	101,000	1/17/47	300 bp	109
Index

CMBX NA BBB–	BBB–/P	7,515	128,000	1/17/47	300 bp	3,097
Index

CMBX NA BBB–	BBB–/P	5,865	171,000	1/17/47	300 bp	(37)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	(311)	45,000	5/11/63	300 bp	(892)
Index

CMBX NA BB Index	—	(1,711)	200,000	5/11/63	(500 bp)	1,495

CMBX NA BB Index	—	(1,251)	118,000	5/11/63	(500 bp)	640

CMBX NA BB Index	—	(586)	61,000	5/11/63	(500 bp)	392

CMBX NA BB Index	—	52	43,000	5/11/63	(500 bp)	741

44	Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$431	$42,000	5/11/63	(500 bp)	$1,104

CMBX NA BB Index	—	927	41,000	5/11/63	(500 bp)	1,584

CMBX NA BB Index	—	640	38,000	5/11/63	(500 bp)	1,249

CMBX NA BB Index	—	(54)	27,000	1/17/47	(500 bp)	943

CMBX NA BBB–	—	(1,162)	128,000	5/11/63	(300 bp)	491
Index

CMBX NA BBB–	BBB–/P	(27)	10,000	5/11/63	300 bp	(156)
Index

CMBX NA BBB–	BBB–/P	(289)	36,000	5/11/63	300 bp	(754)
Index

CMBX NA BBB–	BBB–/P	(644)	59,000	5/11/63	300 bp	(1,406)
Index

CMBX NA BBB–	BBB–/P	(1,113)	119,000	5/11/63	300 bp	(2,651)
Index

CMBX NA BBB–	BBB–/P	(1,193)	119,000	5/11/63	300 bp	(2,731)
Index

CMBX NA BBB–	BBB–/P	(1,193)	119,000	5/11/63	300 bp	(2,731)
Index

CMBX NA BBB–	BBB–/P	(482)	120,000	5/11/63	300 bp	(2,032)
Index

CMBX NA BBB–	BBB–/P	(2,016)	121,000	5/11/63	300 bp	(3,579)
Index

CMBX NA BBB–	BBB–/P	1,405	123,000	5/11/63	300 bp	(184)
Index

CMBX NA BBB–	BBB–/P	740	124,000	5/11/63	300 bp	(862)
Index

CMBX NA BBB–	BBB–/P	255	8,000	1/17/47	300 bp	(21)
Index

CMBX NA BBB–	BBB–/P	3,563	119,000	1/17/47	300 bp	(545)
Index

CMBX NA BBB–	BBB–/P	3,878	128,000	1/17/47	300 bp	(540)
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(4,079)	170,000	5/11/63	(300 bp)	(1,883)
Index

CMBX NA BBB–	—	(2,190)	85,000	5/11/63	(300 bp)	(1,092)
Index

CMBX NA BBB–	BBB–/P	4,703	85,000	1/17/47	300 bp	1,769
Index

CMBX NA BBB–	BBB–/P	8,965	170,000	1/17/47	300 bp	3,100
Index

Total		$110,903				$33,770

Absolute Return 100 Fund	45

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$15,410,000

Corporate bonds and notes	—	91,498,391	—

Foreign government and agency bonds and notes	—	1,388,300	—

Mortgage-backed securities	—	70,800,824	2,011,040

Municipal bonds and notes	—	1,700,000	—

Purchased options outstanding	—	18,124	—

Purchased swap options outstanding	—	178,341	—

U.S. government and agency mortgage obligations	—	12,466,006	—

U.S. treasury obligations	—	59,269	—

Short-term investments	21,277,630	38,650,685	—

Totals by level	$21,277,630	$216,759,940	$17,421,040

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(8,538)	$—	$—

Written options outstanding	—	(9,948)	—

Written swap options outstanding	—	(2,320,851)	—

Forward premium swap option contracts	—	(17,256)	—

TBA sale commitments	—	(5,054,297)	—

Interest rate swap contracts	—	(967,554)	—

Credit default contracts	—	(77,133)	—

Totals by level	$(8,538)	$(8,447,039)	$—

46	Absolute Return 100 Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/		Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	from	into	out of	as of
in securities:	10/31/14	premiums	gain/(loss)	tion) #	purchases	sales	Level 3†	Level 3†	10/31/15

Asset-backed
securities	$—	$—	$—	$—	$5,508,000	$—	$9,902,000	$—	$15,410,000

Mortgage-
backed
securities	$—	—	—	(3,281)	1,592,781	—	421,540	—	$2,011,040

Totals	$—	$—	$—	$(3,281)	$7,100,781	$—	$10,323,540	$—	$17,421,040

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $(3,281) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	47

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $234,598,193)	$234,180,980
Affiliated issuers (identified cost $21,277,630) (Notes 1 and 5)	21,277,630

Cash	167,967

Interest and other receivables	1,137,899

Receivable for shares of the fund sold	1,395,109

Receivable for investments sold	840,964

Receivable for sales of delayed delivery securities (Note 1)	2,052,576

Receivable for variation margin (Note 1)	139,761

Unrealized appreciation on forward premium swap option contracts (Note 1)	37,509

Unrealized appreciation on OTC swap contracts (Note 1)	59,463

Premium paid on OTC swap contracts (Note 1)	44,388

Total assets	261,334,246

LIABILITIES

Payable for investments purchased	104,682

Payable for purchases of delayed delivery securities (Note 1)	9,243,181

Payable for shares of the fund repurchased	2,701,354

Payable for compensation of Manager (Note 2)	85,070

Payable for Trustee compensation and expenses (Note 2)	35,798

Payable for distribution fees (Note 2)	44,883

Payable for variation margin (Note 1)	191,085

Unrealized depreciation on forward premium swap option contracts (Note 1)	54,765

Unrealized depreciation on OTC swap contracts (Note 1)	25,693

Premium received on OTC swap contracts (Note 1)	155,291

Written options outstanding, at value (premiums $3,306,878) (Notes 1 and 3)	2,330,799

TBA sale commitments, at value (proceeds receivable $5,079,961) (Note 1)	5,054,297

Other accrued expenses	1,276

Total liabilities	20,028,174

Net assets	$241,306,072

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$251,538,402

Undistributed net investment income (Note 1)	1,717,919

Accumulated net realized loss on investments (Note 1)	(11,974,980)

Net unrealized appreciation of investments	24,731

Total — Representing net assets applicable to capital shares outstanding	$241,306,072

(Continued on next page)

48	Absolute Return 100 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($113,552,561 divided by 11,274,966 shares)	$10.07

Offering price per class A share (100/99.00 of $10.07)*	$10.17

Net asset value and offering price per class B share ($1,617,327 divided by 161,281 shares)**	$10.03

Net asset value and offering price per class C share ($23,502,651 divided by 2,355,755 shares)**	$9.98

Net asset value and redemption price per class M share ($1,942,263 divided by 193,307 shares)	$10.05

Offering price per class M share (100/99.25 of $10.05)*	$10.13

Net asset value, offering price and redemption price per class R share
($37,202 divided by 3,721 shares)	$10.00

Net asset value, offering price and redemption price per class R5 share
($10,439 divided by 1,029 shares)	$10.14

Net asset value, offering price and redemption price per class R6 share
($525,117 divided by 51,822 shares)	$10.13

Net asset value, offering price and redemption price per class Y share
($100,118,512 divided by 9,900,063 shares)	$10.11

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	49

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Interest (including interest income of $33,337 from investments in affiliated issuers) (Note 5)	$4,915,400

Total investment income	4,915,400

EXPENSES

Compensation of Manager (Note 2)	1,035,691

Distribution fees (Note 2)	555,232

Other	2,115

Total expenses	1,593,038

Expense reduction (Note 2)	(809)

Net expenses	1,592,229

Net investment income	3,323,171

Net realized gain on investments (Notes 1 and 3)	1,684,898

Net realized loss on swap contracts (Note 1)	(2,371,365)

Net realized gain on futures contracts (Note 1)	108,557

Net realized loss on written options (Notes 1 and 3)	(125,289)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(3,701,694)

Net loss on investments	(4,404,893)

Net decrease in net assets resulting from operations	$(1,081,722)

The accompanying notes are an integral part of these financial statements.

50	Absolute Return 100 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$3,323,171	$3,442,596

Net realized loss on investments
and foreign currency transactions	(703,199)	(3,384,131)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(3,701,694)	3,467,110

Net increase (decrease) in net assets resulting
from operations	(1,081,722)	3,525,575

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,683,366)	(2,322,820)

Class B	(23,734)	(38,368)

Class C	(121,397)	(168,857)

Class M	(25,522)	(35,397)

Class R	(2,368)	(3,775)

Class R5	(160)	(173)

Class R6	(9,369)	(9,126)

Class Y	(1,615,330)	(1,245,828)

Decrease from capital share transactions (Note 4)	(29,325,881)	(264,686)

Total decrease in net assets	(33,888,849)	(563,455)

NET ASSETS

Beginning of year	275,194,921	275,758,376

End of year (including undistributed net investment income
of $1,717,919 and $2,224,551, respectively)	$241,306,072	$275,194,921

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	51

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class A
October 31, 2015	$10.25	.13	(.18)	(.05)	(.13)	—	(.13)	$10.07	(.49)	$113,553.66		1.28	105[f]
October 31, 2014	10.26	.13	.01	.14	(.15)	—	(.15)	10.25	1.37	136,276.64		1.32	98[f]
October 31, 2013	10.16	.15	.03	.18	(.08)	—	(.08)	10.26	1.73	160,057	.64[e]	1.49[e]	81[g]
October 31, 2012	10.15	.16	—[d]	.16	(.15)	—	(.15)	10.16	1.65	158,622	.65[e]	1.55[e]	238[g]
October 31, 2011	10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	10.15	(.79)	249,746	.67[e]	2.27[e]	186[g]

Class B
October 31, 2015	$10.20	.11	(.17)	(.06)	(.11)	—	(.11)	$10.03	(.64)	$1,617.86		1.09	105[f]
October 31, 2014	10.21	.11	.01	.12	(.13)	—	(.13)	10.20	1.19	2,467.84		1.12	98[f]
October 31, 2013	10.12	.13	.02	.15	(.06)	—	(.06)	10.21	1.45	3,080	.84[e]	1.27[e]	81[g]
October 31, 2012	10.11	.13	.02	.15	(.14)	—	(.14)	10.12	1.48	2,655	.85[e]	1.33[e]	238[g]
October 31, 2011	10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	10.11	(1.03)	3,070	.87[e]	2.10[e]	186[g]

Class C
October 31, 2015	$10.15	.05	(.17)	(.12)	(.05)	—	(.05)	$9.98	(1.20)	$23,503	1.41	.53	105[f]
October 31, 2014	10.15	.06	—[d]	.06	(.06)	—	(.06)	10.15	.58	26,468	1.39	.56	98[f]
October 31, 2013	10.05	.08	.02	.10	—	—	—	10.15	1.00	30,621	1.39[e]	.75[e]	81[g]
October 31, 2012	10.03	.08	.01	.09	(.07)	—	(.07)	10.05	.90	40,649	1.40[e]	.80[e]	238[g]
October 31, 2011	10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	10.03	(1.56)	62,600	1.42[e]	1.58[e]	186[g]

Class M
October 31, 2015	$10.23	.12	(.17)	(.05)	(.13)	—	(.13)	$10.05	(.53)	$1,942.71		1.24	105[f]
October 31, 2014	10.24	.13	—[d]	.13	(.14)	—	(.14)	10.23	1.31	2,059.69		1.27	98[f]
October 31, 2013	10.14	.15	.02	.17	(.07)	—	(.07)	10.24	1.70	2,609	.69[e]	1.45[e]	81[g]
October 31, 2012	10.13	.15	.01	.16	(.15)	—	(.15)	10.14	1.61	2,973	.70[e]	1.48[e]	238[g]
October 31, 2011	10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	10.13	(.81)	3,576	.72[e]	2.22[e]	186[g]

Class R
October 31, 2015	$10.18	.11	(.18)	(.07)	(.11)	—	(.11)	$10.00	(.67)	$37.91		1.06	105[f]
October 31, 2014	10.19	.11	—[d]	.11	(.12)	—	(.12)	10.18	1.12	214.89		1.06	98[f]
October 31, 2013	10.10	.13	.02	.15	(.06)	—	(.06)	10.19	1.50	311	.89[e]	1.26[e]	81[g]
October 31, 2012	10.09	.13	—[d]	.13	(.12)	—	(.12)	10.10	1.33	316	.90[e]	1.27[e]	238[g]
October 31, 2011	10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	10.09	(1.00)	317	.92[e]	2.06[e]	186[g]

Class R5
October 31, 2015	$10.32	.16	(.18)	(.02)	(.16)	—	(.16)	$10.14	(.22)	$10.41		1.56	105[f]
October 31, 2014	10.32	.16	.01	.17	(.17)	—	(.17)	10.32	1.71	10.39		1.58	98[f]
October 31, 2013	10.21	.18	.02	.20	(.09)	—	(.09)	10.32	1.94	10	.39[e]	1.74[e]	81[g]
October 31, 2012†	10.12	.05	.04	.09	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238[g]

Class R6
October 31, 2015	$10.31	.16	(.18)	(.02)	(.16)	—	(.16)	$10.13	(.22)	$525.41		1.54	105[f]
October 31, 2014	10.32	.16	.01	.17	(.18)	—	(.18)	10.31	1.63	583.39		1.56	98[f]
October 31, 2013	10.21	.16[h]	.04	.20	(.09)	—	(.09)	10.32	1.97	509	.39[e]	1.57[e,h]	81[g]
October 31, 2012†	10.12	.05	.04	.09	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238[g]

Class Y
October 31, 2015	$10.29	.16	(.18)	(.02)	(.16)	—	(.16)	$10.11	(.22)	$100,119.41		1.54	105[f]
October 31, 2014	10.30	.16	—[d]	.16	(.17)	—	(.17)	10.29	1.61	107,117.39		1.54	98[f]
October 31, 2013	10.21	.18	.02	.20	(.11)	—	(.11)	10.30	1.94	78,562	.39[e]	1.74[e]	81[g]
October 31, 2012	10.20	.18	.01	.19	(.18)	—	(.18)	10.21	1.90	71,603	.40[e]	1.78[e]	238[g]
October 31, 2011	10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	10.20	(.51)	80,840	.42[e]	2.55[e]	186[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52	Absolute Return 100 Fund	Absolute Return 100 Fund	53

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11

Class A	0.10%	0.33%	0.29%

Class B	0.10	0.33	0.29

Class C	0.10	0.33	0.29

Class M	0.10	0.33	0.29

Class R	0.10	0.33	0.29

Class R5	0.09	0.10	N/A

Class R6	0.07	0.08	N/A

Class Y	0.10	0.33	0.29

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %

October 31, 2013	126%

October 31, 2012	641

October 31, 2011	424

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

54	Absolute Return 100 Fund

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Absolute Return 100 Fund	55

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is

56	Absolute Return 100 Fund

determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and

Absolute Return 100 Fund	57

are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into

58	Absolute Return 100 Fund

offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,228,723 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,323,390 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a

Absolute Return 100 Fund	59

substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2015, the fund had a capital loss carryover of $11,613,980 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$10,120,909	$—	$10,120,909	*

1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $348,557 to decrease undistributed net investment income and $348,557 to decrease accumulated net realized loss.

60	Absolute Return 100 Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,323,902
Unrealized depreciation	(2,091,513)

Net unrealized depreciation	(767,611)
Undistributed ordinary income	2,937,842
Capital loss carryforward	(11,613,980)
Cost for federal income tax purposes	$256,226,221

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.40% of the fund’s average net assets before an increase of $25,037 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management

Absolute Return 100 Fund	61

or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $809 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $155, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$299,460	Class M	6,003

Class B	8,896	Class R	831

Class C	240,042	Total	$555,232

62	Absolute Return 100 Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $236 and $153 from the sale of class A and class M shares, respectively, and received $84 and $231 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010, and no longer applicable at all effective November 1, 2015) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $34 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$206,155,288	$192,146,460

U.S. government securities (Long-term)	—	—

Total	$206,155,288	$192,146,460

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$50,736,200	$3,182,721	$26,000,000	$92,188

Options opened	411,000,610	2,306,056	75,000,000	445,781
Options exercised	(39,483,450)	(345,878)	—	—
Options expired	(93,363,950)	(586,135)	(34,000,000)	(140,625)
Options closed	(188,569,785)	(1,300,199)	(59,000,000)	(347,031)

Written options outstanding at
the end of the reporting period	$140,319,625	$3,256,565	$8,000,000	$50,313

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	4,825,727	$48,841,162	7,395,684	$75,603,398

Shares issued in connection with
reinvestment of distributions	130,105	1,315,364	184,523	1,872,905

	4,955,832	50,156,526	7,580,207	77,476,303

Shares repurchased	(6,977,627)	(70,669,586)	(9,884,467)	(100,996,686)

Net decrease	(2,021,795)	$(20,513,060)	(2,304,260)	$(23,520,383)

Absolute Return 100 Fund	63

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	17,481	$176,527	40,478	$412,316

Shares issued in connection with
reinvestment of distributions	1,918	19,336	2,801	28,345

	19,399	195,863	43,279	440,661

Shares repurchased	(99,962)	(1,010,060)	(102,982)	(1,048,026)

Net decrease	(80,563)	$(814,197)	(59,703)	$(607,365)

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	507,037	$5,083,420	445,367	$4,518,102

Shares issued in connection with
reinvestment of distributions	9,809	98,879	13,540	137,024

	516,846	5,182,299	458,907	4,655,126

Shares repurchased	(769,204)	(7,740,723)	(868,938)	(8,815,764)

Net decrease	(252,358)	$(2,558,424)	(410,031)	$(4,160,638)

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	44,790	$451,570	11,982	$122,507

Shares issued in connection with
reinvestment of distributions	2,275	22,950	3,206	32,478

	47,065	474,520	15,188	154,985

Shares repurchased	(55,066)	(555,450)	(68,781)	(700,525)

Net decrease	(8,001)	$(80,930)	(53,593)	$(545,540)

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	5,880	$59,039	10,405	$105,961

Shares issued in connection with
reinvestment of distributions	143	1,433	374	3,775

	6,023	60,472	10,779	109,736

Shares repurchased	(23,339)	(234,354)	(20,213)	(204,886)

Net decrease	(17,316)	$(173,882)	(9,434)	$(95,150)

	Year ended 10/31/15		Year ended 10/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	15	160	17	173

	15	160	17	173

Shares repurchased	—	—	—	—

Net increase	15	$160	17	$173

64	Absolute Return 100 Fund

	Year ended 10/31/15		Year ended 10/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	35,901	$365,506	11,557	$118,602

Shares issued in connection with
reinvestment of distributions	923	9,369	896	9,126

	36,824	374,875	12,453	127,728

Shares repurchased	(41,507)	(421,598)	(5,249)	(53,616)

Net increase (decrease)	(4,683)	$(46,723)	7,204	$74,112

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,360,103	$95,109,189	8,978,632	$92,113,316

Shares issued in connection with
reinvestment of distributions	144,456	1,463,342	96,796	984,415

	9,504,559	96,572,531	9,075,428	93,097,731

Shares repurchased	(10,010,581)	(101,711,356)	(6,294,821)	(64,507,626)

Net increase (decrease)	(506,022)	$(5,138,825)	2,780,607	$28,590,105

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,029	100.0%	$10,439

Class R6	1,030	2.0	10,434

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$22,252,602	$22,252,602	$1,798	$—

Putnam Short Term
Investment Fund*	43,011,817	334,069,388	355,803,575	31,539	21,277,630

Totals	$43,011,817	$356,321,990	$378,056,177	$33,337	$21,277,630

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Absolute Return 100 Fund	65

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$8,000,000

Purchased swap option contracts (contract amount)	$81,300,000

Written TBA commitment option contracts (contract amount) (Note 3)	$13,800,000

Written swap option contracts (contract amount) (Note 3)	$93,600,000

Futures contracts (number of contracts)	50

Centrally cleared interest rate swap contracts (notional)	$137,600,000

OTC credit default contracts (notional)	$9,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$38,336	Payables	$115,469

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	449,221*	depreciation	3,576,903*

Total		$487,557		$3,692,372

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$183,702	$183,702

Interest rate contracts	(1,248,021)	108,557	(2,555,067)	$(3,694,531)

Total	$(1,248,021)	$108,557	$(2,371,365)	$(3,510,829)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(124,284)	$(124,284)

Interest rate contracts	699,460	(48,006)	(318,202)	$333,252

Total	$699,460	$(48,006)	$(442,486)	$208,968

66	Absolute Return 100 Fund

This page left blank intentionally.

Absolute Return 100 Fund	67

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$139,761	$—	$—	$—	$—	$—	$—	$139,761

OTC Credit default contracts*#	—	—	—	—	23,689	11,353	—	3,294	—	38,336

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts#	5,700	—	—	392	—	—	31,417	—	—	37,509

Purchased swap options**#	48	—	—	1,730	52,328	75,387	48,848	—	—	178,341

Purchased options**#	—	—	—	—	—	—	18,124	—	—	18,124

Total Assets	$5,748	$—	$139,761	$2,122	$76,017	$86,740	$98,389	$3,294	$—	$412,071

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	181,777	—	—	—	—	—	—	181,777

OTC Credit default contracts*#	6,639	1,977	—	—	76,397	21,657	—	8,799	—	115,469

Futures contracts§	—	—	—	—	—	—	—	—	9,308	9,308

Forward premium swap option contracts#	8,856	—	—	1,227	—	—	44,682	—	—	54,765

Written swap options#	131	—	—	1,017	55,197	93,421	2,171,085	—	—	2,320,851

Written options#	—	—	—	—	—	—	9,948	—	—	9,948

Total Liabilities	$15,626	$1,977	$181,777	$2,244	$131,594	$115,078	$2,225,715	$8,799	$9,308	$2,692,118

Total Financial and Derivative Net Assets	$(9,878)	$(1,977)	$(42,016)	$(122)	$(55,577)	$(28,338)	$(2,127,326)	$(5,505)	$(9,308)	$(2,280,047)

Total collateral received (pledged)†##	$—	$—	$—	$—	$(55,577)	$—	$(2,127,326)	$—	$—

Net amount	$(9,878)	$(1,977)	$(42,016)	$(122)	$—	$(28,338)	$—	$(5,505)	$(9,308)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

68	Absolute Return 100 Fund	Absolute Return 100 Fund	69

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

70	Absolute Return 100 Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Absolute Return 100 Fund	71

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

72	Absolute Return 100 Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Absolute Return 100 Fund	73

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

74	Absolute Return 100 Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 100 Fund	75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76	Absolute Return 100 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
KPMG LLP

This report is for the information of shareholders of Putnam Absolute Return 100 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN104
297705 12/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2015	$91,526	$ —	$5,500	$ —
October 31, 2014	$88,882	$ —	$5,385	$ —

For the fiscal years ended October 31, 2015 and October 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,500 and $5,385 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2015	$ —	$ —	$ —	$ —

October 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015